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                                                                 EXHIBIT (10)(c)

[ML OF NEW YORK LIFE INSURANCE COMPANY]




                      CONSENT OF BARRY G. SKOLNICK, ESQ.


I hereby consent to the reference to my name under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account A and included in the prospectus included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 for certain variable annuity insurance contracts issued through ML of New York Variable Annuity Separate Account B (the "Accounts") of ML of New York Life Insurance Company (the "Company"), File Numbers 33-43654 and 33-45380.


                                       /s/ BARRY G. SKOLNICK
                                       --------------------------
                                       Barry G. Skolnick, Esq.
                                       Senior Vice President and General Counsel


April 22, 1997